{00013108.DOC;3}

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21496

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000


                      Date of fiscal year end: NOVEMBER 30

                     Date of reporting period: MAY 31, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  SEMI-ANNUAL
                                     REPORT

                              FOR THE PERIOD ENDED
                                  MAY 31, 2009

                                   (GRAPHIC)

                              MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                  INCOME FUND

(MACQUARIE LOGO)    (FOUR COURNERS CAPITAL MANAGEMENT LOGO)   (FIRST TRUST LOGO)

TABLE OF CONTENTS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2009

Shareholder Letter .......................................................     1
At A Glance ..............................................................     2
Portfolio Commentary .....................................................     3
Portfolio of Investments .................................................    10
Statement of Assets and Liabilities ......................................    15
Statement of Operations ..................................................    16
Statements of Changes in Net Assets ......................................    17
Statement of Cash Flows ..................................................    18
Financial Highlights .....................................................    19
Notes to Financial Statements ............................................    20
Additional Information ...................................................    27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("Macquarie" or "MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund" or "MFD") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust and/or MCIM and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

     There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

     Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

     This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

     By reading the portfolio commentary by Jon Fitch and Justin Lannen, Co-Portfolio Managers of the Core Component of the Fund, and Robert I. Bernstein and Drew R. Sweeney, Co-Portfolio Managers of the Senior Loan Component of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

     It is important to keep in mind that the opinions expressed by MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, this report and other Fund regulatory filings.

     MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

SHAREHOLDER LETTER

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. However, many economists believe the recession that began in December, 2007 ended in March, 2009. In fact, the Dow's total return from March 9 (the statistical end of the bear market) to May 31, 2009, was 30.83%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE" (UNAUDITED)
AS OF MAY 31, 2009

FUND STATISTICS

Symbol on New York Stock Exchange                                            MFD
Common Share Price                                                 $        9.75
Common Share Net Asset Value ("NAV")                               $       12.26
Premium (Discount) to NAV                                                (20.47)%
Net Assets Applicable to Common Shares                             $111,299,716
Current Quarterly Distribution per Common Share (1)                $       0.150
Current Annualized Distribution per Common Share                   $      0.6000
Current Distribution Rate on Closing Common Share Price (2)                 6.15%
Current Distribution Rate on NAV (2)                                        4.89%

        COMMON SHARE PRICE & NAV FUND STATISTICS (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

               Market    NAV
               ------   -----
5/30/2008       23.94   22.91
6/6/2008        23.96   22.63
6/13/2008       22.9    21.75
6/20/2008       22.03   21.22
6/27/2008       20.63   20.82
7/3/2008        20.41   20.81
7/11/2008       18.68   20.66
7/18/2008       18.73   20.74
7/25/2008       19.62   21.1
8/1/2008        19.35   20.9
8/8/2008        19.36   20.65
8/15/2008       18.8    20.27
8/22/2008       17.48   19.63
8/29/2008       17.31   19.61
9/5/2008        17.06   18.29
9/12/2008       15.42   18.37
9/19/2008       14      18.15
9/26/2008       14.5    17.73
10/3/2008       13.02   16.27
10/10/2008      7.92    12.05
10/17/2008      10.96   13.44
10/24/2008      9.86    12.49
10/31/2008      11.21   13.67
11/7/2008       10.8    13.6
11/14/2008      10      12.7
11/21/2008      7.57    11.12
11/28/2008      8.6     11.42
12/5/2008       8.12    10.7
12/12/2008      8.89    11.09
12/19/2008      9.03    11.46
12/26/2008      9.28    11.39
1/2/2009        10.41   12.11
1/9/2009        10.7    11.95
1/16/2009       9.96    11.52
1/23/2009      10.05    11.13
1/30/2009      10.56    11.09
 2/6/2009      11.82    11.51
2/13/2009       9.57    11.16
2/20/2009        8.4    10.56
2/27/2009       8.16    10.18
 3/6/2009        6.7     9.22
3/13/2009        6.7     9.36
3/20/2009       7.55    10.22
3/27/2009       7.95    10.26
 4/3/2009       8.17    10.39
 4/9/2009       8.24    10.67
4/17/2009       8.52     10.8
4/24/2009       8.46    10.89
 5/1/2009          9    11.28
 5/8/2009       9.47    11.83
5/15/2009       8.97    11.52
5/22/2009       9.32    11.89
5/31/2009       9.75    12.26


PERFORMANCE

                                                                          Average Annual
                                                                           Total Return
                                       6 Months Ended   1 Year Ended   Inception (3/25/2004)
                                          5/31/2009       5/31/2009        to 5/31/2009
                                       --------------   ------------   --------------------
Fund Performance
NAV (3)                                    11.22%          -40.26%             4.16%
Market Value (4)                           17.45%          -54.53%            -1.23%
Index Performance
S&P 500 Utilities Total Return Index       -8.84%          -32.52%             5.80%

                                % OF TOTAL
TOP 10 HOLDINGS                INVESTMENTS
---------------                -----------
Severn Trent plc                   5.4%
United Utilities plc               5.3
SP AusNet                          4.8
Red Electrica Corp. SA             4.8
Atlantia SPA                       3.9
Spark Infrastructure Group         3.9
Enagas SA                          3.4
Northland Power Income Fund        3.3
Pembina Pipeline Income Fund       3.0
Pennon Group plc                   2.8
                                  ----
   Total                          40.6%
                                  ====

                     % OF TOTAL
COUNTRY             INVESTMENTS
-------             -----------
United States (6)      32.5%
United Kingdom         13.5
Australia              12.5
Spain                  10.4
Canada                 10.3
Italy                  10.2
France                  4.0
Japan                   2.6
New Zealand             1.6
Germany                 1.4
Switzerland             1.0
                      -----
   Total              100.0%
                      =====

                                 % OF TOTAL
INDUSTRY CLASSIFICATION(5)      INVESTMENTS
--------------------------      -----------
Electric Utilities                  21.9%
Gas Utilities                       19.9
Transportation Infrastructure       16.5
Multi-Utilities                      9.2
Water Utilities                      8.2
Power Generation                     3.3
Diversified Consumer Services        1.7
Communications                       1.1
Energy Equipment & Services          1.1
                                    ----
   Total                            82.9%
                                    ====

(1) Most recent distribution paid or declared through 5/31/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2009.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price. Past performance is not indicative of future results.

(5) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stock, Master Limited Partnerships and Canadian Income Trust securities. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 17.1% of the Fund's portfolio.

(6) The percentage of United States securities includes 17.1% of Senior Floating-Rate Loan interests.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the Sub-Advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners are part of Macquarie Funds Group and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("MGL"). Macquarie Group includes MGL, its worldwide affiliates and subsidiaries, and the funds that they manage.

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliate Macquarie Capital Investment Management (Australia) Ltd. ("MCIMAL") manage approximately $1.7 billion of assets as of May 31, 2009, in its Global Listed Infrastructure Strategy, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners, which was founded in 2001 and became a wholly-owned, indirect subsidiary of Macquarie Group in 2008. Four Corners manages approximately $2.5 billion of assets as of May 31, 2009, with an emphasis on Senior Loans.

Macquarie Group, which includes MGL, its worldwide affiliates and subsidiaries, and the funds they manage, is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with over $54 billion in funds under management as of May 31, 2009, is the global investment management business of Macquarie Group. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds.

                            PORTFOLIO MANAGEMENT TEAM

There will be a change in one of the Co-Portfolio Managers of MFD's Core Component effective August 1, 2009.

Justin Lannen will return in August 2009 to Sydney, Australia, where he will remain a Portfolio Manager on the MCIM investment team and will assume direct responsibilities for the management of the team's Australian and Asian based portfolios. As a result of the relocation, he will relinquish Co-Portfolio Manager responsibilities for MFD on July 31, 2009.

Coincident with Mr. Lannen relocating back to Sydney, Andrew Maple-Brown, currently Portfolio Manager on the MCIM investment team in Sydney, will relocate to New York effective August 1, 2009. MCIM has appointed Mr. Maple-Brown as Co-Portfolio Manager of MFD as of August 1, 2009 to succeed Mr. Lannen. Mr. Maple-Brown, along with Mr. Fitch and Mr. Lannen, serves on the MCIM Investment Committee.

MFD's investment objective, philosophy, and portfolio construction process will remain as they have been since the Fund's inception. Furthermore, Jon Fitch, who is the MCIM investment team's Chief Investment Officer, will remain as Co-Portfolio Manager of the Fund as he has since the Fund's inception.

JON FITCH
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
CHIEF INVESTMENT OFFICER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Fitch has been active in the analysis of infrastructure and utilities stocks since 1997 and has over 20 years of business experience encompassing business management, equity analysis, strategic consulting and banking. In addition to MFD, Mr. Fitch is also the portfolio manager of 13 other global-listed infrastructure funds (including another U.S. closed-end fund) with similar portfolios and investment objectives. From 1997 to 2000, Mr. Fitch led the equity research coverage of the infrastructure and utilities sector in Australia for Macquarie Securities Limited ("MSL"), a wholly-owned subsidiary of Macquarie Group. From 2001 to 2003, Mr. Fitch was located in Hong Kong, where he was responsible for establishing a Hong Kong-based equity research team and research coverage for a number of Asian infrastructure and utility companies. Mr. Fitch returned to Australia in mid-2003, where he was responsible for coverage of Australian utilities and energy stocks for MSL. In February 2004, Mr. Fitch was named Chief Investment Officer for MCIM. Mr. Fitch has a Bachelor of Commerce in Marketing from the University of New South Wales, a Masters of Business in Accounting and Finance from the University of Technology, Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. Mr. Fitch is also a Fellow of the Financial Services Institute of Australasia.

JUSTIN LANNEN, CFA
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT, (THROUGH JULY 31, 2009)
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Lannen joined the MCIM investment team in 2007 as a Portfolio Manager. In addition to MFD, Mr. Lannen is also the portfolio manager for 7 other global-listed infrastructure funds (including another U.S. closed-end fund) with similar portfolios and investment objectives. Mr. Lannen has 12 years of experience in funds management as an analyst and portfolio manager. Prior to joining MCIM, Mr. Lannen was the portfolio manager for the $1.1 billion Colonial First State Industrial Share Fund. Mr. Lannen was at Colonial First State for 10 years, which included seven years on the Australian Equities team. Mr. Lannen had specific analyst responsibility for a number of industrial sectors, including infrastructure and utilities, which he covered from 2000 until his departure in 2007. Prior to this, Mr. Lannen was a Japanese equities analyst and later a New Zealand equities analyst. Mr. Lannen has a Bachelor of Engineering (Chemical) from the University of Melbourne and a Bachelor of Commerce from the University of Melbourne. Mr. Lannen has earned the Chartered Financial Analyst designation.

ANDREW MAPLE-BROWN
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT (EFFECTIVE AUGUST 1, 2009) PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Maple-Brown joined the MCIM investment team in 2007 as a Portfolio Manager with direct responsibilities for the management of the team's Australian and Asian based portfolios. These funds have the same investment objective, philosophy, and portfolio construction process as MFD, subject to minor differences due to local compliance regulations. Mr. Maple-Brown joined Macquarie Group in August 2001 in the Debt Markets area, where his focus was primarily on infrastructure transactions, and particularly Public Private Partnerships (PPP). He also worked extensively on structured securitization transactions, including executing whole of business securitizations for water and other public assets as well as commercial mortgage-backed securities. Prior to Macquarie, Mr. Maple-Brown spent over four years at Lend Lease in its Project Finance group. In his roles at Lend Lease and Macquarie Debt Markets, Mr. Maple-Brown has had in excess of ten years experience in financing infrastructure and structured property transactions. Mr. Maple-Brown has a Bachelor of Engineering (1st Class Hons, Mechanical) and a Bachelor of Commerce from the University of Sydney and a Masters of Applied Finance from Macquarie University.

ROBERT I. BERNSTEIN, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
CHIEF INVESTMENT OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities and has over 17 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Mr. Bernstein has been Managing Director and Chief Investment Officer of Four Corners since 2001. He was most recently a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

DREW R. SWEENEY
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Sweeney was designated Co-Portfolio Manager of the Fund upon the announcement of resignation of Michael P. McAdams from Four Corners on February 6, 2009. In addition to portfolio management, Mr. Sweeney's responsibilities include covering the media and entertainment, cable and satellite industries. Mr. Sweeney has 14 years of experience in leveraged finance including investments in senior secured loans and high yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors, LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

     1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

     2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The performance of the Fund for the six months ended May 31, 2009 was set against the backdrop of continued volatility in world equity markets, lingering credit market stress, and realized weakness in economies globally. Listed infrastructure securities generally performed in line with broader global equities as measured by the MSCI World Index1. However, as we will discuss below, the electric utilities sector lagged in particular.

PERFORMANCE ANALYSIS- CORE COMPONENT

As shown on the performance table of this report, MFD's Net Asset Value ("NAV") total return for the period was positive and outperformed the S&P 500 Utilities Total Return Index ("Index"). This was largely driven by the Fund's Core Component. Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a helpful frame of reference.

There were a number of factors driving the Core Component's positive contribution to the Fund's positive NAV total return during the period:

     - From the start of the period until the global equity markets' nadir in early March 2009, the Fund was helped by its increased exposure to "regulated/contracted" infrastructure industries (e.g., gas, utilities, electric utilities, and water utilities) that are generally less exposed to prevailing economic conditions than other segments of the infrastructure universe. This defensive positioning, which we initiated largely in the second half of 2008, was funded by a reduction in "user demand" transportation infrastructure sub-industries (e.g., airports, railroads, seaports and tollroads) that may be more exposed to the economic downturn.

     - We began to progressively unwind this defensive positioning starting at the end of 2008 through selective investments in user demand stocks that ranked very attractively in our infrastructure investment universe, and that we believed had more than fully priced in the economic downturn. As a result, MFD was well positioned to participate in the market rally that started in early March 2009 and, for infrastructure securities, was primarily led by user demand stocks being oversold.

----------
(1) The MSCI World Index is a stock market index of 1500 "world" stocks maintained by MSCI Inc. ("MSCI"). The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

     - Throughout the period, the Fund benefited from the positive contribution of its exposure to pipeline companies within the gas utilities industry, mainly through holdings in U.S.-domiciled Master Limited Partnerships ("MLPs").

     - The fall of the U.S. dollar against several major currencies had a positive impact on performance because the Fund is not currency hedged and has a large majority of its investments outside the U.S.

Each of the factors is discussed in further detail below.

DECEMBER 2008 THROUGH FEBRUARY 2009: DEFENSIVELY POSITIONED FOR ECONOMIC AFTERSHOCKS

As the global economic outlook rapidly weakened in the latter half of 2008, we temporarily tilted the Fund away from investing in user demand assets and towards the more regulated/contracted industries because companies in these industries have assets with lower sensitivity to the economic cycle. Despite this tilt, MFD's performance was negative through early March 2009, which was partially due to the fact that listed infrastructure securities were generally unable to decouple from the sell-off in the broad equity markets that resulted from the severe credit market dislocation and sharp economic slowdown. However, the Fund's regulated/contracted holdings were among the Fund's better performing positions relative to other Fund holdings during this three-month period.

The electric utilities sector, which is largely comprised of relatively competitive integrated utilities, benefited during this time from the industry's perceived "safe haven" status among broader equity market investors. MCIM believes that the fundamentals for the industry were broadly turning downward as many of the integrated utilities that dominate the industry were exposed to competitive electricity prices correlated to lower oil and gas prices, and lower demand due to the economic downturn. Therefore, while many integrated electric utilities are perceived as "safe havens," we believe they may be particularly vulnerable to any negative news, as well as to the sector rotation into the more cyclical and economically sensitive stocks that began in March. The Fund has always been very underweight in these relatively competitive utilities that form a large part of the Index, because they tend not to have the stable and predictable cash flows that we seek in our infrastructure investments. The Fund did benefit to some degree from the flight to this traditionally liquid, defensive infrastructure industry through its holdings of regulated utilities (and other regulated businesses).

MARCH THROUGH MAY 2009: PARTICIPATION IN THE MARKET "SPRING AWAKENING"

A number of factors contributed to the change in market sentiment and strong rally in global equity markets that began in March 2009. Such factors included executives of several global financial firms expressing cautious optimism, governments widening measures designed to ease the financial and economic situation, the release of more positive economic data, and an injection into the markets of some of the large investor cash balances that we believe was sitting on the sidelines during the prior months, together with some short covering. The rally was initially viewed as a "beta recovery" (a lessening of market volatility) as it was largely led by the more cyclical sectors of the equity markets that had sold off the most in recent months (most notably financials) and some of the lower quality, higher risk stocks. Within the infrastructure space, the rally was led by the user demand stocks.

The share prices of infrastructure companies that own and/or operate user demand assets were negatively affected in 2008 initially by the sharply higher price of oil. Heading into the start of the period and through early March 2009, these stocks remained under pressure as investors expected lower usage levels and thus lower profitability as a result of the sharp deterioration in the global and local economies. The market focused on the mostly weaker tollroad, air traffic and seaport volume data during the period, which overshadowed the benefit of lower oil prices following the market's July 2008 peak.

While there has been some reduction in the usage of user demand assets, it is important to keep it in context relative to most of the other sectors in global equity markets. We believe, for example, that infrastructure remains far less cyclical than many other sectors such as basic materials or retail. We believe that, around their lows, the prices of some transportation infrastructure stocks assumed a more severe downturn with only a very weak recovery forecast. As a result, many of these stocks appeared to us to be oversold by the end of 2008. Subsequently, we began to increase exposure to user demand stocks, particularly to tollroad stocks where there is greater earnings visibility.

As an example of our investment process, Atlantia SpA is a user demand stock that was new to the Fund and in which we initiated and built a position during the period covered by this report. Atlantia controls approximately 60% of Italy's tollroad network - over 3,500 kilometers of roads and 4 million users per day. The company has a dividend yield of approximately 5%, based on what we believe to be a sustainable payout of approximately 80% of cash flow. During the period, a new concession was agreed upon with the Italian government, resulting in the implementation of a capital expenditure program of up to EUR 15 billion of opportunities. We believe that Atlantia has a conservative capital structure for a tollroad company, with a debt to Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") ratio of only five times. The operational performance of Atlantia's tollroad assets has been resilient. In the company's 2008 fiscal year, traffic volume was only marginally lower, while revenue and EBITDA were up.

                           [ATLANTIA GRAPHIC OMITTED]

Despite all this, the Atlantia share price had declined (as illustrated in the chart above) through the start of 2009 for the same reasons discussed earlier that affected nearly all user demand stocks. We began to build a position in Atlantia at the end of December 2008. By the period's end, the stock was the Fund's fifth largest position.

PIPELINES: DELIVERING CONSISTENTLY IN UNCERTAIN TIMES

U.S.-listed MLPs that own pipeline and associated energy infrastructure assets are the Fund's largest investment in the gas utilities industry. Most of the Fund's U.S. pipeline holdings outperformed both the broader infrastructure sector and the pipeline sub-industry over the period covered by this report, after a sharp sell-off prior to the start of the period due to liquidity-related selling in the sub-industry.

We believe that the pipeline sub-industry's investment fundamentals remain sound. They are typically conservatively managed and have generated very predictable cash flows. Company announcements throughout the period continued to reflect sound operational performance and a favorable outlook. We believe that the pipeline MLPs within the Fund continue to have limited exposure to volume and commodity price risk and offer relatively predictable earnings, sound balance sheets, defensive cash flows, attractive yields and good growth prospects.

CURRENCY: THE U.S. DOLLAR'S LOSS WAS THE FUND'S GAIN

As the Fund is not hedged for currency, an overlaying contributor to the Fund's positive return was the decline of the U.S. dollar during the period. Currencies have the potential to be exposed to short-term volatility, and the Fund was adversely affected in prior periods by the strength of the U.S. dollar. However, we believe that investors in a global equity portfolio may benefit over time from the diversification to their overall portfolio provided by foreign currency exposure.

When compared against the U.S. dollar over the period, the Australian dollar appreciated by 22%, the Canadian dollar by 14%, the Euro by 16% and the British Pound by 5%2. These four currencies represented approximately 63% of the Fund's positions at the end of the period.

----------
(2)  Source: Bloomberg L.P.

PORTFOLIO COMPOSITION

As of May 31, 2009, the Fund's Core Component held positions in 38 global infrastructure companies, representing 11 countries and 9 infrastructure industries.

During the period, we decreased the Fund's weightings in gas utilities and electric utilities, reduced our cash holdings, and increased the weightings in transportation infrastructure to unwind the defensive tilt that was discussed earlier.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost from which to pay dividends. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, senior loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximate 60-to-90-day lag.

The supply/demand imbalance that has existed in the market since mid-2007 continued to drive prices lower in 2008, and the collapse of Lehman Brothers in September 2008 led to a global decline in many asset prices, including loan prices. These price declines caused many loan funds, which had invested in loans using leverage, to sell loans to satisfy their leverage tests. This type of forced selling exacerbated the imbalance of an already imbalanced market, and resulted in an S&P/LSTA Leveraged Loan Index return of a staggering -28% for the fourth quarter of 2008.(3)

The technical imbalance which dominated the market in late 2007 and 2008 reversed itself in the first half of 2009. This reversal was caused by a number of factors, including increased prepayments of loans, inflows into loan and high yield mutual funds, no/limited forced selling/deleveraging, and some optimism amidst so-called "green shoots," defined as any sign of growth or recovery. Through May 31, 2009, the S&P/LSTA Leveraged Loan Index was up 27% YTD, erasing most of the losses that occurred after the Lehman collapse.(3)

Despite the significant rally in the first half of 2009, we believe that senior loan investments remain attractive. The volatility of senior loans has increased dramatically in the last two years, and we are of the view that this asset class will remain volatile in the foreseeable future. As a result of this increased volatility and increased borrowing costs, we decreased the Fund's leverage during the period. While this could cause the Fund's returns to lag in market rallies, we believe that it is a prudent course of action.

PERFORMANCE RELATIVE TO THE INDEX

The Index is a broad barometer of the performance of utility stocks (not including all infrastructure industries) solely in the U.S. By comparison, the Fund is not managed towards any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

The Fund outperformed the Index due to (1) the underweight position in electric utilities, (2) the weaker U.S. dollar, and (3) stock selection and overweight positions relative to the Index in gas utilities and transportation infrastructure securities, due to the focus of the Fund on these types of assets. The Fund's Senior Loan Component also contributed to this outperformance.

DISTRIBUTIONS

During the period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.30 per share. As previously disclosed, MFD decreased its distribution from previous levels to better match the operational cash flow income generated by the Fund's holdings, which had declined due to the downturn in the global equities markets in the second half of 2008. The reduction in distributions enabled the Fund to potentially benefit from the long-term valuation opportunities in global infrastructure securities that have been created, in our view, by the equity market dislocation.

----------
(3)  Source: Standard & Poor's

MARKET AND FUND OUTLOOK

We believe that economic conditions will remain difficult for some time, with signs of "green shoots" tempered by more downbeat economic indicators. Investors will likely remain cautious about company earnings in a weaker economic (and thus lower demand) environment. However, it is expected that many infrastructure companies held by the Fund will continue to deliver generally sound operational performance in keeping with their essential service nature and past resilience to weak economic conditions.

The Fund aims to balance attractive long-term opportunities with shorter-term drivers of return (for example, the impact on transportation infrastructure assets of the economic downturn). As governments have demonstrated a willingness to act to stabilize the financial system and increase spending to stimulate their economies, we believe the most difficult economic period is likely to have passed.

We believe that the attractive investment characteristics of the underlying infrastructure assets in the Fund remain in place. It remains our view that the pricing of global listed infrastructure securities should revert more closely over time to reflect the fundamentals of their respective underlying infrastructure assets, and that the Fund will ultimately benefit from owning high quality listed infrastructure securities. We believe that the Fund provides investors with an attractive vehicle to access a global portfolio of such stocks and that it can play a diversifying role in a wider portfolio.

While we are pleased with the positive 6-month return of the Fund, we acknowledge that the last 18 months through to the end of the period have been difficult for long-term shareholders. Looking forward, we believe that MFD will provide U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in MFD.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (b)
MAY 31, 2009 (UNAUDITED)

   SHARES                                DESCRIPTION                                VALUE
------------   ---------------------------------------------------------------   -----------
COMMON STOCKS - 83.0%
               AUSTRALIA - 15.5%
   4,110,953   Envestra Ltd. (c) .............................................   $ 1,556,828
  10,293,033   SP AusNet (c) .................................................     6,648,214
   6,194,144   Spark Infrastructure Group (c) ................................     5,339,941
   1,147,842   Transurban Group (c) ..........................................     3,741,555
                                                                                 -----------
                                                                                  17,286,538
                                                                                 -----------
               CANADA - 2.8%
      42,241   Enbridge, Inc. ................................................     1,497,345
      54,500   TransCanada Corp. .............................................     1,616,405
                                                                                 -----------
                                                                                   3,113,750
                                                                                 -----------
               FRANCE - 5.0%
      40,021   Aeroports de Paris (c) ........................................     2,928,123
      21,382   Electricte de France (c) ......................................     1,125,548
      58,893   Eutelsat Communications (c) ...................................     1,499,245
                                                                                 -----------
                                                                                   5,552,916
                                                                                 -----------
               GERMANY - 1.7%
      45,419   Hamburger Hafen Und Logistik AG (c) ...........................     1,904,423
                                                                                 -----------
               ITALY - 12.7%
     255,333   Atlantia SPA (c) ..............................................     5,408,346
     308,172   Enel SPA (c) ..................................................     1,835,342
     727,939   Snam Rete Gas SPA (c) .........................................     3,155,153
   1,003,362   Terna SPA (c) .................................................     3,698,872
                                                                                 -----------
                                                                                  14,097,713
                                                                                 -----------
               JAPAN - 3.2%
      35,657   East Japan Railway Co. (c) ....................................     2,128,889
     382,155   Tokyo Gas Co. Ltd. (c) ........................................     1,406,559
                                                                                 -----------
                                                                                   3,535,448
                                                                                 -----------
               NEW ZEALAND - 1.9%
   2,098,999   Auckland International Airport, Ltd. (c) ......................     2,134,572
                                                                                 -----------
               SPAIN - 12.9%
      94,521   Abertis Infraestructuras S.A. (c) .............................     1,787,304
     206,488   Cintra Concesiones de Infraestructuras de Transporte SA (c) ...     1,353,162
     250,861   Enagas SA (c) .................................................     4,652,221
     141,000   Red Electrica Corp. SA (c) ....................................     6,620,407
                                                                                 -----------
                                                                                  14,413,094
                                                                                 -----------
               SWITZERLAND - 1.2%
       5,705   Flughafen Zuerich AG (c) ......................................     1,335,775
                                                                                 -----------
               UNITED KINGDOM - 16.8%
     507,213   Pennon Group plc (c) ..........................................     3,874,539
     411,124   Severn Trent plc (c) ..........................................     7,488,348
     841,195   United Utilities plc (c) ......................................     7,325,577
                                                                                 -----------
                                                                                  18,688,464
                                                                                 -----------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

   SHARES                                DESCRIPTION                                VALUE
------------   ---------------------------------------------------------------   -----------
COMMON STOCKS - (CONTINUED)
               UNITED STATES - 9.3%
      59,730   Exelon Corp. ..................................................   $ 2,867,637
      39,732   ITC Holdings Corp. ............................................     1,704,105
     174,229   Northeast Utilities ...........................................     3,622,221
     127,400   Xcel Energy, Inc. .............................................     2,184,910
                                                                                 -----------
                                                                                  10,378,873
                                                                                 -----------
               TOTAL COMMON STOCKS
               (Cost $113,905,341) ...........................................    92,441,566
                                                                                 -----------
MASTER LIMITED PARTNERSHIPS - 9.8%
               UNITED STATES - 9.8%
      46,813   Amerigas Partners, L.P. .......................................     1,497,080
      35,941   Enbridge Energy Partners, L.P. ................................     1,450,219
      50,300   Energy Transfer Partners, L.P. ................................     2,128,193
      54,450   Enterprise Products Partners, L.P. ............................     1,415,700
      28,900   Kinder Morgan Energy Partners, L.P. ...........................     1,477,946
      83,781   Magellan Midstream Partners, L.P. .............................     2,928,146
                                                                                 -----------
               TOTAL MASTER LIMITED PARTNERSHIPS
               (Cost $9,224,236) .............................................    10,897,284
                                                                                 -----------
CANADIAN INCOME TRUSTS - 10.0%
     395,560   Consumers' Waterheater Income Fund ............................     2,318,831
     524,074   Northland Power Income Fund ...................................     4,565,096
     321,849   Pembina Pipeline Income Fund ..................................     4,130,162
       9,300   Pembina Pipeline Income Trust (d) .............................       119,343
                                                                                 -----------
               TOTAL CANADIAN INCOME TRUSTS
               (Cost $11,043,255) ............................................    11,133,432
                                                                                 -----------

 PRINCIPAL                                                RATINGS (E)                      STATED
   VALUE                    DESCRIPTION                   MOODY'S S&P       COUPON      MATURITY (F)       VALUE
----------   -----------------------------------------   -------------   ------------   ------------   ------------

SENIOR FLOATING-RATE TERM LOAN INTERESTS (G) - 21.2%
             CABLE & SATELLITE - 0.4%
$  500,000   UPC Distribution Holding B.V.,
                Term Loan N ..........................    Ba3     B+         2.16%        12/31/14          462,813
                                                                                                       ------------
             ELECTRIC UTILITIES - 3.5%
 1,579,114   Astoria Generating Co.
                Acquisitions, LLC, Term Loan B .......    B1      BB-    2.06% - 2.14%    02/23/12        1,448,838
   319,848   Covanta Energy Corp.,
                Synthetic Letter of Credit ...........    Ba1     BB         2.69%        02/09/14          294,900
   636,697   Covanta Energy Corp.,
                Term Loan B ..........................    Ba1     BB         1.88%        02/09/14          587,035
 1,677,330   NRG Energy, Inc., Synthetic
                Letter of Credit .....................    Ba1     BB+        2.97%        02/01/13        1,551,356
                                                                                                       ------------
                                                                                                          3,882,129
                                                                                                       ------------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

 PRINCIPAL                                                             RATINGS (e)                      STATED
   VALUE                           DESCRIPTION                         MOODY'S S&P       COUPON      MATURITY (f)       VALUE
----------   ------------------------------------------------------   -------------   ------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (g) - (CONTINUED)
             ENVIRONMENTAL & FACILITIES SERVICES - 2.4%
$   18,020   EnergySolutions, LLC,
                Synthetic Letter of Credit ........................    Ba2   NR (h)       2.57%        06/07/13     $     16,759
 1,641,509   EnergySolutions, LLC,
                Synthetic Letter of Credit ........................    Ba2   NR (h)       2.57%        08/19/13        1,526,604
   129,706   EnergySolutions, LLC,
                Term Loan (Duratek) ...............................    Ba2   NR (h)       4.15%        06/07/13          120,626
   243,508   EnergySolutions, LLC,
                Term Loan (EnergySolutions) .......................    Ba2   NR (h)       4.15%        06/07/13          226,462
 1,512,985   EnviroSolutions Real Property
                Holdings, Inc., Initial Term Loan .................    Caa1    B-        10.50%        07/07/12          771,622
                                                                                                                    ------------
                                                                                                                       2,662,073
                                                                                                                    ------------
             GAS UTILITIES - 0.7%
   887,999   Atlas Pipeline Partners, L.P.,
                Term Loan. ........................................    B1       B     5.07% - 7.00%    07/27/14          772,559
                                                                                                                    ------------
             HEALTH CARE FACILITIES - 2.2%
   811,681   Health Management
                Associates, Inc., Term Loan B .....................    B1      BB-        2.97%        02/28/14          700,886
   945,840   Lifepoint Hospitals, Inc.,
                Term Loan B .......................................    Ba1     BB         2.89%        04/15/12          892,129
   891,933   Select Medical Corp.,
                Term Loan B .......................................    Ba2     B+     2.31% - 4.25%    02/24/12          797,388
                                                                                                                    ------------
                                                                                                                       2,390,403
                                                                                                                    ------------
             HEALTH CARE SERVICES - 1.2%
    71,494   CHS/Community Health Systems,
                Inc., Delayed Draw Term Loan ......................    Ba3     BB         2.57%        07/25/14           63,435
 1,401,423   CHS/Community Health
                Systems, Inc., Term Loan ..........................    Ba3     BB     2.57% - 2.92%    07/25/14        1,243,445
                                                                                                                    ------------
                                                                                                                       1,306,880
                                                                                                                    ------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.6%
 1,112,960   Bicent Power, LLC,
                Term Loan First Lien ..............................    Ba3     BB-        3.22%        06/30/14          957,146
   879,375   Coleto Creek Power, L.P.,
                Term Loan First Lien ..............................    B1      BB-    3.07% - 3.97%    06/28/13          677,118
    63,395   Coleto Creek Power, L.P.,
                Synthetic Letter of Credit ........................    B1      BB-        3.97%        06/28/13           48,814
 1,000,000   Dynegy Holdings, Inc.,
                Synthetic Letter of Credit ........................    Ba2     BB-        1.82%        04/12/13          897,500
   933,333   Longview Power, LLC,
                Delayed Draw Term Loan ............................    Ba3     BB         3.63%        02/28/14          662,667
   266,667   Longview Power, LLC,
                Synthetic Letter of Credit ........................    Ba3     BB         3.50%        02/28/14          189,333
   800,000   Longview Power, LLC,
                Term Loan B .......................................    Ba3     BB         3.63%        02/28/14          568,000
                                                                                                                    ------------
                                                                                                                       4,000,578
                                                                                                                    ------------

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

 PRINCIPAL                                                             RATINGS (e)                      STATED
   VALUE                    DESCRIPTION                                MOODY'S S&P       COUPON      MATURITY (f)       VALUE
----------   ------------------------------------------------------   -------------   ------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (g) - (CONTINUED)
             MANAGED HEALTH CARE - 2.4%
$  710,469   IASIS Healthcare Corp.,
                Delayed Draw Term Loan ............................    Ba2     B+         2.32%        03/15/14     $    636,580
   190,890   IASIS Healthcare Corp.,
                Synthetic Letter of Credit ........................    Ba2     B+         2.22%        03/15/14          171,038
 2,053,120   IASIS Healthcare Corp.,
                Term Loan. ........................................    Ba2     B+         2.32%        03/15/14        1,839,595
                                                                                                                    ------------
                                                                                                                       2,647,213
                                                                                                                    ------------
             MULTI-UTILITIES - 1.5%
 2,000,000   KGEN, LLC, Synthetic
                Letter of Credit (i) ..............................    B1      BB         3.00%        02/08/14        1,700,000
                                                                                                                    ------------
             OIL & GAS EQUIPMENT & SERVICES - 1.3%
   583,416   Targa Resources, Inc.,
                Synthetic Letter of Credit ........................    Ba3     B+         3.22%        10/31/12          539,243
 1,009,406   Targa Resources, Inc., Term Loan .....................    Ba3     B+     2.32% - 3.22%    10/31/12          932,979
                                                                                                                    ------------
                                                                                                                       1,472,222
                                                                                                                    ------------
             OIL & GAS EXPLORATION & PRODUCTION - 0.7%
 2,205,937   SemCrude, L.P., Term Loan (j) (k) ....................    NR      NR         5.75%        03/16/11          805,167
                                                                                                                    ------------
             OIL & GAS STORAGE & TRANSPORTATION - 0.4%
   500,000   Energy Transfer Equity, L.P.,
                Term Loan B .......................................    Ba2     NR         2.71%        02/08/12          472,917
                                                                                                                    ------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.9%
 1,068,312   Windstream Corp., Term Loan B1 .......................   Baa3     BBB    1.84% - 2.62%    07/17/13          996,202
                                                                                                                    ------------
             TOTAL SENIOR FLOATING-RATE TERM LOAN INTERESTS
             (Cost $28,325,982) ...................................                                                   23,571,156
                                                                                                                    ------------
             TOTAL INVESTMENTS - 124.0%
             (Cost $162,498,814) (l) ..............................                                                  138,043,438
             LOAN OUTSTANDING - (27.7)% ...........................                                                  (30,900,000)
             NET OTHER ASSETS AND LIABILITIES - 3.7% ..............                                                    4,156,278
                                                                                                                    ------------
             NET ASSETS - 100.0%                                                                                    $111,299,716
                                                                                                                    ------------

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of the securities are available to serve as collateral on loan outstanding.

(c) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(d) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. (See Note 2F - Restricted Securities in the Notes to Financial Statements).

(e) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(f) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate.

(h) This Senior Loan Interest was privately-rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(i) All of this loan interest is a letter of credit which is backed by the same underlying collateral as the term loan interest.

(j)  The issuer is in default. Income is not being accrued.

(k)  This borrower has filed for protection in federal bankruptcy court.

(l) Aggregate cost for federal income tax and financial reporting purposes. As of May 31, 2009, the aggregate gross unrealized appreciation for all securities in which there as an excess of value over tax cost was $7,164,876 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $31,620,252.

NR   Not Rated

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                             INVESTMENTS
----------------                            ------------
Level 1 - Quoted Prices                     $ 35,595,736
Level 2 - Significant Observable Inputs      102,447,702
Level 3 - Significant Unobservable Inputs             --
                                            ------------
TOTAL                                       $138,043,438
                                            ============

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2009 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $162,498,814) .................................   $138,043,438
Cash ...................................................      2,957,089
Prepaid expenses .......................................        220,734
Receivables:
   Dividends ...........................................      1,844,860
   Investment securities sold ..........................      1,072,231
   Interest ............................................        120,049
                                                           ------------
      Total Assets .....................................    144,258,401
                                                           ------------
LIABILITIES:
Outstanding loan .......................................     30,900,000
Payables:
   Investment securities purchased .....................      1,599,480
   Investment advisory fees ............................        322,544
   Audit and tax fees ..................................         46,667
   Legal fees ..........................................         28,783
   Printing fees .......................................         20,406
   Custodian fees ......................................         12,449
   Administrative fees .................................         11,033
   Interest and fees on outstanding loan ...............          8,151
   Transfer agent fees .................................          4,057
Accrued expenses and other liabilities .................          5,115
                                                           ------------
     Total Liabilities .................................     32,958,685
                                                           ------------
NET ASSETS .............................................   $111,299,716
                                                           ============
NET ASSETS CONSIST OF:
Paid-in capital ........................................   $172,581,660
Par value ..............................................         90,780
Accumulated net investment income (loss) ...............     (2,234,177)
Accumulated net realized gain (loss) on investments sold
   and foreign currency transactions ...................    (34,834,428)
Net unrealized appreciation (depreciation) on
   investments and foreign currency translation ........    (24,304,119)
                                                           ------------
NET ASSETS .............................................   $111,299,716
                                                           ============
NET ASSET VALUE, per Common Share (par value $0.01 per
   Common Share) .......................................   $      12.26
                                                           ============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized) ..................      9,077,963
                                                           ============

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax
   of $251,231) ........................................   $  2,755,810
Interest ...............................................        626,284
Other ..................................................         12,453
                                                           ------------
   Total investment income .............................      3,394,547
                                                           ------------
EXPENSES:
Investment advisory fees ...............................        658,288
Interest and fees on outstanding loan ..................        588,226
Administrative fees ....................................         62,537
Printing fees ..........................................         49,044
Legal fees .............................................         48,327
Custodian fees .........................................         41,335
Audit and tax fees .....................................         35,429
Trustees' fees and expenses ............................         19,284
Transfer agent fees ....................................         17,286
Other ..................................................         53,332
                                                           ------------
   Total expenses ......................................      1,573,088
                                                           ------------
NET INVESTMENT INCOME (LOSS) ...........................      1,821,459
                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments .........................................    (10,291,155)
   Foreign currency transactions .......................        (55,254)
                                                           ------------
Net realized gain (loss) ...............................    (10,346,409)
                                                           ------------
Net change in unrealized appreciation (depreciation) on:
   Investments .........................................     18,637,861
   Foreign currency translation ........................        130,285
                                                           ------------
Net change in unrealized appreciation (depreciation) ...     18,768,146
                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ................      8,421,737
                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ..........................................   $ 10,243,196
                                                           ============

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                                  05/31/09       YEAR ENDED
                                                                                 (UNAUDITED)     11/30/2008
                                                                                ------------   -------------
OPERATIONS:
Net investment income .......................................................   $  1,821,459   $  12,005,157
Net realized gain (loss) ....................................................    (10,346,409)    (21,195,703)
Net change in unrealized appreciation (depreciation) ........................     18,768,146     (99,048,223)
Net increase from payment by the investment sub-advisor .....................             --         332,025
                                                                                ------------   -------------
Net increase (decrease) in net assets resulting from operations .............     10,243,196    (107,906,744)
                                                                                ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................................     (2,723,389)     (8,393,486)
Net realized gain ...........................................................             --      (6,620,847)
Return of capital ...........................................................             --        (376,201)
                                                                                ------------   -------------
Total distributions to shareholders .........................................     (2,723,389)    (15,390,534)
                                                                                ------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ......................................             --       1,529,028
                                                                                ------------   -------------
Total capital transactions ..................................................             --       1,529,028
                                                                                ------------   -------------
Net increase (decrease) in net assets .......................................      7,519,807    (121,768,250)
                                                                                ------------   -------------
NET ASSETS:
Beginning of period .........................................................    103,779,909     225,548,159
                                                                                ------------   -------------
End of period ...............................................................   $111,299,716   $ 103,779,909
                                                                                ============   =============
Accumulated net investment income (loss) at end of period ...................   $ (2,234,177)  $  (1,332,247)
                                                                                ============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ........................................      9,077,963       9,010,915
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ...             --          67,048
                                                                                ------------   -------------
Common Shares at end of period ..............................................      9,077,963       9,077,963
                                                                                ------------   -------------

                       See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations .........   $ 10,243,196
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments .............................................    (26,322,138)
   Sales, maturities and paydowns of investments ........................     34,200,862
   Net amortization/accretion of premiums/discount on investments .......        (82,831)
   Realized gain/loss on investments ....................................     10,291,155
   Net change in unrealized appreciation (depreciation) on investments ..    (18,637,861)
CHANGES IN ASSETS AND LIABILITIES:
   Increase in dividends receivable (a) .................................       (605,780)
   Decrease in interest receivable ......................................        116,487
   Decrease in receivable for investment securities sold ................        975,355
   Increase in prepaid expenses .........................................       (210,365)
   Decrease in payable for investment securities purchased ..............        (53,281)
   Decrease in interest and fees due on loan ............................       (191,027)
   Decrease in investment advisory fees payable .........................       (153,701)
   Decrease in audit and tax fees payable ...............................        (19,533)
   Increase in legal fees payable .......................................          3,602
   Decrease in printing fees payable ....................................         (9,545)
   Increase in transfer agent fees payable ..............................          1,310
   Decrease in administrative fees payable ..............................         (1,054)
   Decrease in custodian fees payable ...................................         (1,352)
   Decrease in Trustees' fees and expenses payable ......................         (7,379)
   Increase in accrued expenses and other liabilities ...................          2,460
                                                                            ------------
CASH PROVIDED BY OPERATING ACTIVITIES ...................................                  $  9,538,580
                                                                                           ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
Distributions to Common Shareholders ....................................     (6,581,523)
Issuances of loan .......................................................     30,900,000
Repayments of loan ......................................................    (38,900,000)
                                                                            ------------
CASH USED IN FINANCING ACTIVITIES .......................................                   (14,581,523)
                                                                                           ------------
Decrease in cash ........................................................                    (5,042,943)
Cash at beginning of period .............................................                     8,000,032
                                                                                           ------------
CASH AT END OF PERIOD ...................................................                  $  2,957,089
                                                                                           ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .......................                  $    779,253
                                                                                           ------------
Taxes withheld during the period ........................................                       251,231
                                                                                           ------------

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $130,285.

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       SIX MONTHS
                                         ENDED         YEAR         YEAR        SIX MONTHS       YEAR        YEAR        PERIOD
                                        5/31/09        ENDED        ENDED         ENDED         ENDED       ENDED         ENDED
                                      (UNAUDITED)   11/30/2008   11/30/2007   11/30/2006(a)   5/31/2006   5/31/2005   5/31/2004(b)
                                      -----------   ----------   ----------   -------------   ---------   ---------   ------------
Net asset value,
   beginning of period ............   $  11.43       $  25.03     $  25.99      $  24.04      $  23.43    $  19.24     $  19.10(c)
                                      --------       --------     --------      --------      --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............       0.20           1.33         1.33          0.90          1.61        1.23         0.11
Net realized and unrealized
   gain (loss) ....................       0.93         (13.23)        4.25          3.39          1.28        4.65         0.07
                                      --------       --------     --------      --------      --------    --------     --------
Total from investment operations ..       1.13         (11.90)        5.58          4.29          2.89        5.88         0.18
                                      --------       --------     --------      --------      --------    --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS
   FROM:
Net investment income .............      (0.30)         (0.93)       (2.11)        (0.66)        (1.65)      (1.69)          --
Net realized gain .................         --          (0.73)       (4.43)        (1.68)        (0.63)         --           --
Return of capital .................         --          (0.04)          --            --            --          --           --
                                      --------       --------     --------      --------      --------    --------     --------
Total distributions ...............      (0.30)         (1.70)       (6.54)        (2.34)        (2.28)      (1.69)          --
                                      --------       --------     --------      --------      --------    --------     --------
Common Share offering costs
   charged to paid-in capital .....         --             --           --            --            --          --        (0.04)
                                      --------       --------     --------      --------      --------    --------     --------
Net asset value, end of period ....   $  12.26       $  11.43     $  25.03      $  25.99      $  24.04    $  23.43     $  19.24
                                      ========       ========     ========      ========      ========    ========     ========
Market value, end of period .......   $   9.75       $   8.60     $  23.78      $  23.93      $  21.04    $  20.87     $  17.70
                                      ========       ========     ========      ========      ========    ========     ========
TOTAL RETURN BASED ON NET
   ASSET VALUE (d) (e) (f) ........      11.22%        (48.98)%      21.87%        18.22%        13.50%      32.15%        0.73%
                                      ========       ========     ========      ========      ========    ========     ========
TOTAL RETURN BASED ON
   MARKET VALUE (e) (g) ...........      17.45%        (59.56)%      25.75%        24.37%        11.52%      27.96%      (11.50)%
                                      ========       ========     ========      ========      ========    ========     ========
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in 000's) .....................   $111,300       $103,780     $225,548      $233,379      $215,861    $210,388     $172,799
Ratio of total expenses
   to average net assets ..........       3.17%(h)       3.72%        3.63%         3.97%(h)      3.59%       2.78%        1.47%(h)
Ratio of total expenses
   to average net assets,
   excluding interest expense
   and fees .......................       1.98%(h)       1.80%        1.73%         1.73%(h)      1.79%       1.78%         N/A
Ratio of net investment income
   to average net assets ..........       3.67%(h)       6.44%        4.65%         6.94%(h)      6.73%       5.65%        3.14%(h)
Portfolio turnover rate ...........         20%            23%          53%           14%           60%         43%           0%
DEBT:
Loan outstanding (in 000's) .......   $ 30,900       $ 38,900     $ 84,000      $ 83,500      $ 83,000    $ 75,000          N/A
Asset coverage per $1,000
   of indebtedness (i) ............   $  4,602       $  3,668     $  3,685      $  3,795      $  3,601    $  3,805          N/A


----------
(a)  The Fund's fiscal year end was changed from May 31 to November 30.

(b) Initial seed date of March 16, 2004. The Fund commenced operations on March 25, 2004.

(c)  Net of sales load of $0.90 per Common Share on initial offering.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

(g) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share Price.

(h)  Annualized.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A  Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

                               1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described as follows:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2009 is included with the Fund's Portfolio of Investments.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

B. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of May 31, 2009, the Fund had no open repurchase agreements.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At May 31, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. As of May 31, 2009, the Fund had no unfunded loan commitments.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. Unrealized appreciation of $20,972 from dividends receivable in foreign currencies are included in "Dividends receivable" on the Statement of Assets and Liabilities.

F. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund held restricted securities at May 31, 2009 as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                ACQUISITION               VALUE                                  % OF
SECURITY                           DATE       SHARES   PER SHARE   CARRYING COST     VALUE    NET ASSETS
--------                        -----------   ------   ---------   -------------   --------   ----------
Pembina Pipeline Income Trust     4/30/09      9,300     $12.83       $101,759     $119,343     0.11%
                                                                      ========     ========     ====

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. On December 11, 2006, the Fund's Board of Trustees adopted a level distribution plan for the Fund. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

The tax character of distributions paid during the fiscal year ended November 30, 2008 was as follows:

Distributions paid from:
Ordinary Income ..........   $8,503,887
Long-Term Capital Gain ...    6,510,446
Return of Capital ........      376,201

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation (Depreciation) ......   $(40,541,805)
Accumulated Capital and Other Losses ............    (24,492,592)

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes on uncertain tax positions.

POST-OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2008, the Fund intends to elect to defer net realized capital losses of $24,452,289 and foreign currency losses of $40,303 incurred from November 1, 2008 through November 30, 2008.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken on a tax return, and is effective for the Fund's current fiscal year. As of May 31, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total assets (including the principal amount of any borrowings) minus the Fund's accrued liabilities (excluding the principal amount of any borrowings or indebtedness incurred).

MCIM and Four Corners serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in First Trust Fund Complex and equally allocated among these trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009 before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

For the six months ended May 31, 2009, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc. (formerly Macquarie Securities (USA) Inc.), an affiliate of MCIM and Four Corners, totaling $563.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2009, were $26,322,138, and $34,200,862, respectively.

                   5. REVOLVING CREDIT AND SECURITY AGREEMENT

On May 12, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The proceeds of the first borrowing under the BNP Paribas Facility were used to repay all amounts outstanding under the Revolving Credit and Security Agreement dated as of May 24, 2004 with CRC Funding LLC, as conduit lender, Citibank, N.A., as Secondary Lender and Citibank North America, Inc., as Agent (the "Terminated Facility"). The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $40,000,000. The BNP Paribas Facility required an up front payment from the Fund equal to $200,000, which will be amortized over a one year period. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. may not terminate the BNP Paribas Facility except upon 180 calendar days prior notice. The interest rate under the facility will be equal to the 3-month LIBOR plus 145 basis points. In addition, under the BNP Paribas Facility the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the six months ended May 31, 2009, the daily average amount outstanding under the Terminated Facility and the BNP Paribas Facility was $32,314,835. The high and low annual interest rates during the six months ended May 31, 2009 were 3.49% and 0.60%, respectively, and the weighted average interest rate was 1.64%. The interest rate at May 31, 2009 was 2.12%

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or sub-advisors determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund does not currently intend to reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

ADDITIONAL INFORMATION

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710 in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of both Dr. Erickson and Mr. Kadlec was 7,733,095, the number of votes against was 618,420 and the number of abstentions was 726,448. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

                INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor"), the Investment Sub-Advisory Agreement (the "Macquarie Sub-Advisory Agreement") among the Fund, the Advisor and Macquarie Capital Investment Management LLC ("Macquarie") and the Investment Sub-Advisory Agreement (the "Four Corners Sub-Advisory Agreement" and together with the Macquarie Sub-Advisory Agreement, the "Sub-Advisory Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC ("Four Corners"), at a meeting held on March 1-2, 2009. Macquarie and Four Corners are each referred to herein as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the "Agreements." The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from the Advisor and each of the Sub-Advisors in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisors (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisors and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall out benefits to the Advisor and the Sub-Advisors; and information on the Advisor's and the Sub-Advisors' compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisors. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and each Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisors. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisors' compliance with the 1940 Act and the Fund's investment objective and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreements, the Board received a presentation from representatives of both Macquarie and Four Corners discussing the services that each Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. The Board noted that Macquarie Group Limited increased its ownership stake in Four Corners to 100% in October 2008 and considered that Four Corners' access to a greater breadth of resources should benefit the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that each Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two closed-end senior loan funds. The Board also considered information provided by the Sub-Advisors as to the fees they charge to other clients. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2008 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisors under the Agreements.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2009 (UNAUDITED)

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered that Macquarie's investment services expenses are generally fixed. The Board noted that Macquarie had added various management systems in 2008 that Macquarie believes will help it better manage the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Macquarie, an unaffiliated third party. The Board also considered data provided by Macquarie as to its overall profitability, noting that Macquarie does not calculate its profitability with respect to the Fund separately. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of Macquarie appeared to be not excessive in light of the services provided to the Fund. The Board considered the fall-out benefits realized by Macquarie from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

The Board considered that Four Corners' investment services expenses are primarily fixed, and that Four Corners had previously invested in personnel and systems and anticipated continued maintenance of efficient personnel and systems in support of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Four Corners, an unaffiliated third party. The Board also considered data provided by Four Corners as to the profitability of the Four Corners Sub-Advisory Agreement to Four Corners, noting that the method used to allocate expenses was not a typical practice of Four Corners. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Four Corners Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicom Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not Applicable.

(B)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("FOUR CORNERS") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant. There have been changes in the portfolio management team for each of MCIM and Four Corners.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

During the period covered by the report, Jon Fitch and Justin Lannen were co-portfolio managers responsible for the day-to-day management of the Core Component of the registrant. Justin Lannen will return to Sydney, Australia in August 2009, where he will remain a Portfolio Manager on the MCIM investment team and will assume direct responsibilities for the management of the team's Australian and Asian based portfolios. As a result of the relocation, he will relinquish Co-Portfolio Manager responsibilities for MFD on July 31, 2009. Coincident with Mr. Lannen relocating back to Sydney, Andrew Maple-Brown, currently Portfolio Manager on the MCIM investment team in Sydney, will relocate to New York effective August 1, 2009. MCIM has appointed Mr. Maple-Brown as Co-Portfolio Manager of MFD as of August 1, 2009 to succeed Mr. Lannen. Mr. Maple-Brown, along with Mr. Fitch and Mr. Lannen, serves on the MCIM Investment Committee.

                                                            LENGTH
                                                            OF
     NAME                             TITLE                  SERVICE              BUSINESS EXPERIENCE PAST 5 YEARS
     ----                             -----                  -------              --------------------------------
1    Jon Fitch             Chief Executive Officer for      14 years      Jon   has   been   CIO  of   MFG   Infrastructure
                           MCIM                                           Securities* and portfolio manager of the Fund and the 14
                                                                          other funds in the MFG Global Listed Infrastructure
                                                                          Strategy since inception of the Fund in 2004. Jon joined
                                                                          Macquarie in 1995.

2    Justin Lannen         Portfolio Manager for            2 years       Justin has been a  portfolio  manager of the Fund
                           MCIM                                           as  well  as 8  other  funds  in the  MFG  Global
                                                                          Listed  Infrastructure   Strategy  since  joining
                                                                          Macquarie  in 2007.  Prior to joining  Macquarie,
                                                                          Justin was the  portfolio  manager  for the $A1.4
                                                                          billion  Colonial  First State  Industrial  Share
                                                                          Fund.

3    Andrew Maple-         Fund Co-Portfolio Manager        8 years       Andrew  has  been  a  New  York-based   portfolio
     Brown                 as of August 1, 2009                           manager  of the Fund  and  other  North  American
                                                                          domiciled portfolios in the MFG Global Infrastructure
                                                                          Securities Strategy ("Strategy") since August 1, 2009.
                                                                          He joined the investment team in 2007 in Sydney,
                                                                          Australia, where he was previously a portfolio manager
                                                                          for the Australian and Asian domiciled portfolios in the
                                                                          Strategy. Andrew joined Macquarie Group in 2001 in the
                                                                          Debt Markets division, where his focus was primarily
                                                                          on infrastructure transactions, particularly
                                                                          public-private partnerships (PPP).


* MFG Infrastructure Securities is the marketing name of a separate asset management business unit that is part of Macquarie Funds Group ("MFG") and is within Macquarie Group Limited. MFG Infrastructure Securities includes Macquarie Capital Investment Management (Australia) Limited ("MCIMAL") and Macquarie Capital Investment Management LLC ("MCIM").

(B)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBER

       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------

                                                                                                               TOTAL ASSETS IN
                                                            TOTAL                         NO. OF ACCOUNTS       ACCOUNTS WHERE
         NAME OF PORTFOLIO                                  NO. OF                       WHERE ADVISORY FEE    ADVISORY FEE IS
            MANAGER OR                                    ACCOUNTS                          IS BASED ON           BASED ON
            TEAM MEMBER            TYPE OF ACCOUNTS        MANAGED      TOTAL ASSETS        PERFORMANCE          PERFORMANCE
            -----------            ----------------        -------      ------------        -----------          -----------
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
       1. John Fitch           Registered Investment          1            $344.8M               0                    $0
                               Companies:
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
                               Other Pooled Investment        9           $1142.3M               3                 $456.7M
                               Vehicles:
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
                               Other Accounts:                3            $87.0M                0                    $0
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
       2.  Justin Lannen       Registered Investment          1            $337.7M               0                    $0
                               Companies:
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
                               Other Pooled Investment        3            $163.6M               1                  $75.4M
                               Vehicles:
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
                               Other Accounts:                3            $80.6M                0                    $0
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
       3.  Andrew Maple-Brown  Registered Investment          0              $0                  0                    $0
                               Companies:
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
                               Other Pooled Investment        6            $948.1M               2                 $381.3M
                               Vehicles:
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------
                               Other Accounts:                0              $0                  0                    $0
       ----------------------- ------------------------- ------------- ---------------- --------------------- -------------------

         Information provided as of May 31, 2009
         The Advisory fees for these accounts where the advisory fee is based on performance include a base management fee and a performance fee over a specified hurdle rate.


POTENTIAL CONFLICTS OF INTERESTS

MCIM adopted policies designed to prevent such conflicts, including policies regarding best execution, daily monitoring of trading and allocation.

(B)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term incentive in the form of options (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year. The discretionary profit sharing pool is allocated to business areas based primarily on relative contribution to profits taking into account capital usage, and then to individuals with the business areas. Allocations to individuals are based on their performance contribution over the year to 31 March. As part of the annual remuneration review cycle, Directors are entitled to receive an allocation of options based on their performance over the year. The Group uses options to provide a long term equity incentive for senior staff and ensures significant alignment with shareholder interests over the long term.

(B)(4)   DISCLOSURE OF SECURITIES OWNERSHIP


The information below is as of May 31, 2009

        ------------------------------------- ---------------------------------
                                                  Dollar ($) Range of Fund
                        NAME                      SHARES BENEFICIALLY OWNED
        ------------------------------------- ---------------------------------
        ------------------------------------- ---------------------------------

        ------------------------------------- ---------------------------------
        ------------------------------------- ---------------------------------
                     John Fitch                              $0
        ------------------------------------- ---------------------------------
        ------------------------------------- ---------------------------------
                   Justin Lannen                             $0
        ------------------------------------- ---------------------------------
        ------------------------------------- ---------------------------------
                 Andrew Maple-Brown                          $0
        ------------------------------------- ---------------------------------


FOUR CORNERS CAPITAL MANAGEMENT, LLC:


(B)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


Four Corners manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes, loan-based swaps, and other debt instruments, and may manage portfolios that include high yield bonds and/or credit derivatives. Robert I. Bernstein, Managing Director and Chief Investment Officer of Four Corners, and Drew R. Sweeney, Senior Vice President of Four Corners, are co-portfolio managers. Drew
R. Sweeney was designated a co-portfolio manager of the registrant upon the resignation of Michael P. McAdams from Four Corners on February 6, 2009. The co-portfolio managers are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer. Mr. Bernstein has been Managing Director and Chief Investment Officer of Four Corners since 2001. Mr. Sweeney has been Senior Vice President of Four Corners since 2005. Prior to that, Mr. Sweeney was a Vice President and Analyst at American Express Asset Management Group.


(B)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

------------------------- ---------------------------------- ------------ ------------- ---------------- -----------------
                                                                                        # OF ACCOUNTS
                                                                                          MANAGED FOR     TOTAL ASSETS
                                                                 TOTAL                       WHICH          FOR WHICH
     NAME OF PORTFOLIO                                           # OF        TOTAL        ADVISORY FEE    ADVISORY FEE
       MANAGER OR                                              ACCOUNTS      ASSETS        IS BASED ON     IS BASED ON
       TEAM MEMBER                     TYPE OF ACCOUNTS         MANAGED    ($MILLIONS)     PERFORMANCE     PERFORMANCE
       -----------                             --------        ---------                   -----------     -----------
                                                                                                           ($MILLIONS)
------------------------- ---------------------------------- ------------ ------------- ---------------- -----------------
1. Robert I. Bernstein    Registered Investment Companies:         2         $612.3M           0                $0
                          Other Pooled Investment Vehicles:        3         $877.4M           3             $877.4M
                          Other Accounts:                          7        $1003.4M           0                $0

------------------------- ---------------------------------- ------------ ------------- ---------------- -----------------
                          Registered Investment Companies:         2         $612.3M           0                $0
                          Other Pooled Investment Vehicles:        0           $0              0                $0
2. Drew R. Sweeney        Other Accounts:                          1         $53.6M            0                $0
------------------------- ---------------------------------- ------------ ------------- ---------------- -----------------

   Information provided as of May 31, 2009

POTENTIAL CONFLICTS OF INTERESTS

In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(B)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie Group Limited. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan. Finally, the Portfolio Managers are Members of the entity recently purchased by Macquarie Group Limited, and there are certain payments associated with that purchase which will be paid over time. A portion of those payments is based on achieving certain revenue targets.

The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie Group Limited. Bonuses are entirely discretionary, and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers have no direct incentive to take undue risks when individual fund performance is lagging.


(B)(4)   DISCLOSURE OF SECURITIES OWNERSHIP


    The information below is as of May 31, 2009:

        ---------------------------------------- ---- --------------------------
             Name of Portfolio Manager or              Dollar ($) Range of Fund
                      TEAM MEMBER                     Shares BENEFICIALLY OWNED
        ---------------------------------------- ---- --------------------------
        ---------------------------------------- ---- --------------------------
                  Robert I. Bernstein                            $0
        ---------------------------------------- ---- --------------------------
                    Drew R. Sweeney                              $0
        ---------------------------------------- ---- --------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
            DIVIDEND & INCOME FUND
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller,
                           Chief Financial Officer
                           and Chief Accounting Officer
                           (principal financial officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.